SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 23, 1996

SOUTHERN PACIFIC SECURED ASSETS CORP. (as seller under a Pooling and Servicing Agreement dated as of August 1, 1996 providing for, inter alia, the issuance of Mortgage Pass- Through Certificates, Series 1996-3)


                      SOUTHERN PACIFIC SECURED ASSETS CORP.
- - --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                      333-3197               33-0659688
         ----------                      --------               ----------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)


 One Centerpointe Drive, Suite 500
 LAKE OSWEGO, OREGON                                          97035
 -------------------                                          -----
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (503) 684-4700








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                                       -2-

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of August 1, 1996 among Southern Pacific Secured Assets Corp. as company, Advanta Mortgage Corp. USA, as master servicer, and Bankers Trust Company of California, N.A., as trustee.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SOUTHERN PACIFIC SECURED ASSETS
                                      CORP.


                                      By:     /s/ Gary Palmer
                                         -----------------------
                                      Name:       Gary Palmer
                                      Title:      Director


Dated:  August 23, 1996





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                                       -4-

                                  EXHIBIT INDEX


                   Item 601 (a) of        Sequentially
Exhibit            Regulation S-K         Numbered
NUMBER             EXHIBIT NO.            DESCRIPTION                     PAGE
- - ------             -----------            -----------                     ----

1                     4                   Pooling and Servicing             5
                                          Agreement